                       VAN KAMPEN AMERICAN FRANCHISE FUND

                        SUPPLEMENT DATED AUGUST 22, 2005
                                     TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED MAY 17, 2005,
                 AS PREVIOUSLY SUPPLEMENTED ON AUGUST 19, 2005

     The Statement of Additional Information is hereby supplemented as follows.

     The following replaces the second paragraph in the subsection entitled "OTHER INFORMATION -- DISCLOSURE OF PORTFOLIO HOLDINGS":

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available its top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days. Beginning September 30, 2005, the Fund will make available, on its public web site, complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                AMFRSPTSAI  8/05